                                                                    EXHIBIT 10.1

SIMPSON THACHER & BARTLETT LLP

TO:     Dura Operating Corp.

FROM:   James Knight
        Colette Pollitt

RE:     $225,000,000 Second Lien Credit Agreement Collateral Perfection Summary

DATE:   August 25, 2006

The following is a summary of a review by Simpson Thacher & Bartlett LLP ("STB") of the collateral package with respect to the second lien Credit Agreement dated as of May 3, 2005, as amended by the First Amendment thereto dated as of March 29, 2006 (the "Credit Agreement"), among Dura Operating Corp., as Borrower (the "Borrower"), the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the "Administrative Agent"), Wilmington Trust Company, as Collateral Agent (the "Collateral Agent") and Banc of America Securities LLC, as Syndication Agent. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Pursuant to the Intercreditor Agreement between, among others, Bank of America, N.A., as first lien collateral agent (the "First Lien Collateral Agent") and the Collateral Agent, the liens created by the Loan Documents delivered in connection with the Credit Agreement are contractually subordinated to the liens securing obligations arising in connection with the $175,000,000 first lien Fifth Amended and Restated Credit Agreement.

As part of the review process, STB reviewed the Credit Agreement and the other Loan Documents, acknowledgement copies of filed UCCs , executed mortgages, title policies and other relevant documentation. This report is based on our understanding as of the date hereof.

Pursuant to the Security Agreement among the Loan Parties and the Collateral Agent, each Loan Party granted to the Collateral Agent for the ratable benefit of the Lenders, as security for Obligations under the credit documentation, a security interest in substantially all of its personal property, other than, among other exceptions, certain Excluded Property (as defined in the Security Agreement), in each case subject to the Intercreditor Agreement. In addition, each Loan Party granted to the Collateral Agent mortgages on certain real property.

In general, a security interest in most types of tangible and intangible personal property is perfected by filing a UCC financing statement with the Secretary of State of the jurisdiction of organization in which the Loan Party is organized. With respect to security interests in the personal property collateral under the Security Agreement, an initial filing was made on or around May 2005 in recording offices in the name of "Bank of America, N.A., as Collateral Agent." Follow-on filings were made in the name of "Wilmington Trust Company" on or around August 16 and 17, 2006.

With respect to real property collateral and collateral perfected by possession or control, the requisite mortgages and fixture filings and possession or control were effected by or on behalf of Wilmington Trust Company in May 2005 (or, if later, the date possessory Collateral was delivered to the First Lien Collateral Agent on behalf of Wilmington Trust Company).

A. Perfection By Filing

The following is a list of all of the UCC financing statements with "Bank of America, N.A., as Collateral Agent", as the secured party, the jurisdiction and date of filing for the Loan Parties:

                                                                                   Date of
Debtor                                                      Jurisdiction           Filing           Secured Party
------                                                      ------------           -------          -------------
Adwest Electronics Inc.                                 DE Secretary of State       5/4/05       Bank of America, N.A.
Atwood Automotive, Inc.                                 MI Secretary of State       5/5/05       Bank of America, N.A.
Automotive Aviation Partners, LLC                       MN Secretary of State       5/5/05       Bank of America, N.A.
Atwood Mobile Products, Inc.                            IL Secretary of State       5/5/05       Bank of America, N.A.
Creation Group Holdings, Inc.                           IN Secretary of State       5/5/05       Bank of America, N.A.
Creation Group, Inc.                                    IN Secretary of State       5/5/05       Bank of America, N.A.
Creation Group Transportation, Inc.                     IN Secretary of State       5/5/05       Bank of America, N.A.
Creation Windows, Inc.                                  PA Secretary of State       5/4/05       Bank of America, N.A.
Creation Windows, LLC                                   DE Secretary of State       5/4/05       Bank of America, N.A.
Dura Aircraft Operating Company, LLC                    MI Secretary of State       5/5/05       Bank of America, N.A.
Dura Automotive Systems Cable Operations, Inc.          DE Secretary of State       5/4/05       Bank of America, N.A.
Dura Automotive Systems, Inc.                           DE Secretary of State       5/4/05       Bank of America, N.A.
Dura Automotive Systems of Indiana, Inc.                IN Secretary of State       5/5/05       Bank of America, N.A.
Dura Brake Systems, L.L.C.                              MI Secretary of State       5/5/05       Bank of America, N.A.
Dura Cables North LLC                                   DE Secretary of State       5/4/05       Bank of America, N.A.
Dura Cables South LLC                                   DE Secretary of State       5/4/05       Bank of America, N.A.
Dura Fremont L.L.C.                                     MI Secretary of State       5/5/05       Bank of America, N.A.
Dura Gladwin L.L.C.                                     MI Secretary of State       5/5/05       Bank of America, N.A.
Dura Global Technologies, Inc.                          MI Secretary of State       5/5/05       Bank of America, N.A.
Dura G.P.                                               DE Secretary of State       5/4/05       Bank of America, N.A.
Dura Mancelona L.L.C.                                   MI Secretary of State       5/5/05       Bank of America, N.A.
Dura Operating Corp.                                    DE Secretary of State       5/4/05       Bank of America, N.A.
Dura Services L.L.C.                                    MI Secretary of State       5/5/05       Bank of America, N.A.
Dura Shifter L.L.C.                                     MI Secretary of State       5/5/05       Bank of America, N.A.
Dura Spicebright, Inc.                                  MI Secretary of State       5/5/05       Bank of America, N.A.
Kemberly, Inc.                                          IN Secretary of State       5/5/05       Bank of America, N.A.
Kemberly, LLC                                           DE Secretary of State       5/4/05       Bank of America, N.A.
Mark I Molded Plastics of Tennessee, Inc.               TN Secretary of State       5/5/05       Bank of America, N.A.
Spec-Temp, Inc.                                         OH Secretary of State       5/5/05       Bank of America, N.A.
Trident Automotive, L.L.C.                              DE Secretary of State       5/4/05       Bank of America, N.A.
Trident Automotive, L.P.                                DE Secretary of State       5/4/05       Bank of America, N.A.
Universal Tool & Stamping Company, Inc.                 IN Secretary of State       5/5/05       Bank of America, N.A.

The following is a list of all of the UCC financing statements with "Wilmington Trust Company", as the secured party, the jurisdiction and date of filing for the Loan Parties:

                                                                                      Date of
Debtor                                                    Jurisdiction                 Filing                 Secured Party
------                                                    ------------                --------                -------------
Adwest Electronics Inc.                               DE Secretary of State            8/16/06           Wilmington Trust Company
Atwood Automotive, Inc.                               MI Secretary of State            8/16/06           Wilmington Trust Company
Automotive Aviation Partners, LLC                     MN Secretary of State            8/16/06           Wilmington Trust Company
Atwood Mobile Products, Inc.                          IL Secretary of State            8/17/06           Wilmington Trust Company
Creation Group Holdings, Inc.                         IN Secretary of State            8/16/06           Wilmington Trust Company
Creation Group, Inc.                                  IN Secretary of State            8/17/06           Wilmington Trust Company
Creation Group Transportation, Inc.                   IN Secretary of State            8/17/06           Wilmington Trust Company
Creation Windows, Inc.                                PA Secretary of State            8/16/06           Wilmington Trust Company
Creation Windows, LLC                                 DE Secretary of State            8/16/06           Wilmington Trust Company
Dura Aircraft Operating Company, LLC                  MI Secretary of State            8/16/06           Wilmington Trust Company
Dura Automotive Systems Cable Operations, Inc.        DE Secretary of State            8/16/06           Wilmington Trust Company
Dura Automotive Systems, Inc.                         DE Secretary of State            8/16/06           Wilmington Trust Company
Dura Automotive Systems of Indiana, Inc.              IN Secretary of State            8/16/06           Wilmington Trust Company
Dura Brake Systems, L.L.C.                            MI Secretary of State            8/16/06           Wilmington Trust Company
Dura Cables North LLC                                 DE Secretary of State            8/16/06           Wilmington Trust Company
Dura Cables South LLC                                 DE Secretary of State            8/16/06           Wilmington Trust Company
Dura Fremont L.L.C.                                   MI Secretary of State            8/16/06           Wilmington Trust Company
Dura Gladwin L.L.C.                                   MI Secretary of State            8/16/06           Wilmington Trust Company
Dura Global Technologies, Inc.                        MI Secretary of State            8/16/06           Wilmington Trust Company
Dura G.P.                                             MI Secretary of State            8/25/06           Wilmington Trust Company
Dura Mancelona L.L.C.                                 MI Secretary of State            8/16/06           Wilmington Trust Company
Dura Operating Corp.                                  DE Secretary of State            8/16/06           Wilmington Trust Company
Dura Services L.L.C.                                  MI Secretary of State            8/16/06           Wilmington Trust Company
Dura Shifter L.L.C.                                   MI Secretary of State            8/16/06           Wilmington Trust Company
Dura Spicebright, Inc.                                MI Secretary of State            8/16/06           Wilmington Trust Company
Kemberly, Inc.                                        IN Secretary of State            8/16/06           Wilmington Trust Company
Kemberly, LLC                                         DE Secretary of State            8/16/06           Wilmington Trust Company
Mark I Molded Plastics of Tennessee, Inc.             TN Secretary of State           Submitted          Wilmington Trust Company
                                                                                       8/16/06
Spec-Temp, Inc.                                       OH Secretary of State            8/16/06           Wilmington Trust Company
Trident Automotive, L.L.C.                            DE Secretary of State            8/16/06           Wilmington Trust Company
Trident Automotive, L.P.                              DE Secretary of State            8/16/06           Wilmington Trust Company
Universal Tool & Stamping Company, Inc.               IN Secretary of State            8/16/06           Wilmington Trust Company

B. Perfection by Possession - Pledged Stock

The Security Agreement provides for the grant of a security interest in each Loan Party's Investment Property (limited to 65% of the voting stock of first tier, non-U.S. subsidiaries), subject to the terms of the Intercreditor Agreement. In addition to perfection by the filings described above, pursuant to the terms of the Intercreditor Agreement, the First Lien Collateral Agent has agreed to hold Collateral in its possession or under its control for the benefit of the Collateral Agent in order to perfect the Collateral Agent's security interest therein. Our records indicate that the First Lien Collateral Agent has possession of certificates for the following companies:

                                                                                Issued             Certificate         %
Issuer                                             Pledgor                  Shares/Interest           Number        Pledged
------                                             -------                  ---------------        -----------      -------
Atwood Automotive, Inc.                     Dura Operating Corp.              2,000 shares             105            100%
Atwood Mobile Products, Inc.                Dura Operating Corp.              1,000 shares               3            100%
Creation Group Holdings, Inc.               Atwood Mobile Products,           1,000 shares               3            100%
                                            Inc.
Creation Group, Inc.                        Creation Group Holdings,           100 shares                4            100%
                                            Inc.
Creation Group Transportation, Inc.         Creation Group Holdings,           100 shares                2            100%
                                            Inc.
Creation Windows, Inc.                      Creation Group, Inc.               100 shares                2            100%
Dura Automotive Systems of Indiana, Inc.    Dura Operating Corp.              1,000 shares               2            100%
Dura Global Technologies, Inc.              Dura Operating Corp.             10,000 shares               2            100%
Dura Operating Corp.                        Dura Automotive Systems,          1,000 shares               2            100%
                                            Inc.
Kemberly, Inc.                              Creation Group Holdings,          1,000 shares               3            100%
                                            Inc.
Mark I Molded Plastics of Tennessee, Inc.   Dura Operating Corp.               100 shares                2            100%
Spec-Temp, Inc.                             Creation Group, Inc.               100 shares                3            100%
Autopartes Excel de Mexico S.A. de C.V.     Dura Operating Corp.         49,500 (series B)              7B             65%
                                                                         3,950,000 (series BB)
                                                                         11,011,000 (series BB         7BB
                                                                         500 (series B)                8BB
                                                                                                        8B
Dura de Mexico SA de CV                     Dura Operating Corp.            1,199 series "A"           2-A             65%
                                                                            25,800 series "B"          1-B

C. Perfection in Certain Non-U.S. Jurisdictions

            In two countries the additional steps noted below were taken to perfect the pledge of stock identified below in favor of Wilmington Trust Company, as Collateral Agent:

                                                                    Issued                                         %
Pledgor                                Issuer                   Shares/Interest        Action Taken             Pledged
-------                                ------                   ---------------        ------------             -------
Dura Holding Germany GmbH        Dura Operating Corp.          540,000 Euros         Pledge agreement             65%
                                                                                     executed
Dura UK Limited                  Dura Operating Corp.          91,994,565 shares     Charge agreement             65%
                                                                                     executed

D. Perfection by Possession - Pledged Notes

Our records indicate that the First Lien Collateral Agent also has possession of the following intercompany notes for the benefit of itself and the Collateral Agent with the necessary note powers:


       Obligor                                     Payee                    Face Amount/Date(1)
-------------------------------       --------------------------------      -------------------
Atwood Mobile Products, Inc.          Dura Operating Corp.                    USD 58,000,000
                                                                              May 20, 2005

Autopartes Excel de Mexico S.A.       Dura Operating Corp.                    USD 5,500,000
de C.V.                                                                       May 20, 2005

Dura Automotive Canada ULC            Dura Operating Corp.                    USD 25,000,000
                                                                              May 20, 2005

Dura Automotive Canada ULC            Dura Operating Corp.                    USD 30,500,000
                                                                              May 20, 2005

Dura Automotive                       Dura Operating Corp. (d/b/a Dura        EUR 15,490,768.79
Grundstuckverwaltungs GmbH(2)         Automotive Systems, Inc.)               January 1, 2002

Dura Holding Germany GmbH             Dura Operating Corp.                    EUR 6,135,502.57
                                                                              May 17, 2005

Dura Automotive Systems               Dura Canada LP                          CAN 64,258,690
(Canada), Ltd.                                                                May 20, 2005

Dura Holdings Germany GmbH            Dura Operating Corp.                    EUR 11,500,00
                                                                              May 20, 2005

Dura Holdings Germany GmbH            Dura Operating Corp.                    EUR 3,297,624.94
                                                                              May 17, 2005

Dura Holding Germany GmbH             Dura Operating Corp.                    EUR 15,338,756.44
                                                                              May 17, 2005

Dura Holding Germany GmbH             Dura Operating Corp.                    EUR 45,000,000
                                                                              May 17, 2005

Dura Holding Germany GmbH             Dura Operating Corp.                    EUR 5,000,000
                                                                              May 17, 2005

Dura Holding Germany GmbH             Dura Operating Corp.                    EUR 2,594,576.06
                                                                              May 17, 2005

Dura Holdings Canada LP               Dura Operating Canada LP                USD 44,726,215
                                                                              May 20, 2005

Dura Operating Corp.                  Dura Spicebright, Inc.                  USD 107,101,000
                                                                              February 25, 2005

Trident Lighting L.L.C.               Dura Automotive Systems Cable           USD 1,966,000
                                      Operations, Inc.                        June 8, 2004

Nyloncraft, Inc., Nyloncraft of       Dura Operating Corp.                    USD 6,000,000
Michigan, Inc. and Nyloncraft                                                 May 23, 2005
Technologies, Inc.

----------
(1) Face amount is as listed in the instrument delivered to the First Lien Collateral Agent in May 2005.

E. Real Property

The following 26 mortgages are in place with respect to owned properties in the United States. Our records indicate that each mortgage has been properly recorded. Title insurance was obtained in May 2005, and title date downs were performed, and amendments to the mortgages recorded, in March 2006 to account for the additional $75,000,000 of term loans funded under the Credit Agreement pursuant to an amendment to the Credit Agreement dated as of March 29, 2006.

       Property Owner                      Property Address                City            State
-----------------------------------    ----------------------------     ------------       ------
Dura Operating Corp.                   9444 Florida Mining Blvd.        Jacksonville        FL

Dura Operating Corp.                   800 Highway 150 S                West Union          IA

Dura G.P.                              301 S. Simmons Street            Stockton            IL

Dura Operating Corp.                   4750 Hiawatha Drive              Rockford            IL

Universal Tool & Stamping, Inc.        100 Commerce Street              Butler              IN

Dura Operating Corp.                   1120 N. Main Street              Elkhart             IN

Dura Operating Corp.                   57912 Charlotte Avenue           Elkhart             IN

Universal Tool & Stamping
Company, Inc. A/K/A Universal
Tool & Stamping, Inc.                  322 E. Bridge Street             Brownstown          IN

Dura Operating Corp.                   1775 US Route 20 East            LaGrange            IN

Dura Operating Corp., f/k/a Dura
Automotive Systems, Inc.               310 Palmer Park Road             Mancelona           MI

Dura Operating Corp. and Dura G.P.     1016 First Street                Gladwin             MI

Dura Operating Corp.                   502 Connie, P.O. 467             Fremont             MI

Dura Operating Corp.                   16880 N. 148th Ave.              Spring Lake         MI

Universal Tool & Stamping, Inc.        Division and Ducan Roads         Manchester          MI

Dura G.P.                              Caybrook/ 445 E. Helm Street     Brookfield          MO

Dura G.P. and Dura Operating Corp.,    Hannicon - 2011 Highway 61
f/k/a Dura Automotive Systems, Inc.    South                            Hannibal North      MO

Dura G.P.                              Rivcon - 5 Industrial Dr         Hannibal South      MO

Dura Operating Corp.                   1855 Robertson Road              Moberly             MO

Spec-Temp, Inc., f/k/a TG
Specialists, Inc.                      U.S. Route 24 East               Antwerp             OH

Creation Group, Inc.                   A5RD 3, Box 119                  Selinsgrove         PA

Dura G.P.                              132 Ferro Road                   Pikeville           TN

Dura Automotive Systems Cable
Operations, Inc.                       5210 Industrial Drive            Milan               TN

Dura G.P.                              2200 Helton Drive                Lawrenceburg        TN

Dura Operating Corp.                   6320 Kelly Willis Rd             Greenbrier          TN

Dura G.P.                              114 Spicer Drive                 Gordonsville        TN

Atwood Mobile Products, Inc.           1874 & 2090 S. Pioneer           Salt Lake City      UT

F. Intellectual Property

The pledged intellectual property consists of patents, copyrights, trademarks and other intellectual property owned by the Loan Parties. The UCC filings above cover intellectual property. In addition, filings with the U.S. Patent and Trademark Office of the trademark security agreements were made on June 28, 2005, and the patent security agreements were made on June 28, 2005.

G. Aircraft

      The Collateral Agent entered into an Aircraft Security Agreement, dated as of June 29, 2005, with Automotive Aviation Partners, LLC, as Debtor, as such agreement was recorded by the FAA on July 12, 2005 covering aircraft 1982 Dassault Falcon 50 and 3 engines Garrett model TFE 731-3-1C.

H. Additional Measures

      The Collateral Agent has entered into control agreements with respect to the following accounts:

Bank                              Account #        Account Of
----                              ---------        ----------
Bank of America, N.A.             81886-00840      Dura Automotive Systems, Inc.
Bank of America, N.A.             Box 2779         Dura Automotive Systems, Inc.
Bank of America, N.A.             Box 7524         Dura Automotive Systems, Inc.
Bank of America, N.A.             Box 2836         Dura Automotive Systems, Inc.
Bank of America, N.A.             Box 12909        Dura Automotive Systems, Inc.
Bank of America, N.A.             Box 12913        Dura Automotive Systems, Inc.
Bank of America, N.A.             Box 12916        Dura Automotive Systems, Inc.
Bank of America, N.A.             Box 12920        Dura Automotive Systems, Inc.
Bank of America, N.A.             Box 96982        Dura Automotive Systems, Inc.
Bank of America, N.A.             99300            Dura Automotive Systems, Inc.
Banc of America Securities LLC    249-00497        Dura Operating Corp.
Standard Federal Bank N.A.        5410977250       Dura Automotive Systems, Inc.
Standard Federal Bank N.A.        2770720700       Dura Automotive Systems, Inc.
Standard Federal Bank N.A.        5401977250       Dura Automotive Systems, Inc.
Standard Federal Bank N.A.        2770721005       Creation Group Transportation, Inc.
Standard Federal Bank N.A.        2770720981       Atwood Mobile Products, Inc./Elkhart Operations
Standard Federal Bank N.A.        2770721039       Spec Temp, Inc. d/b/a Atwood Mobile Products Antwerp Operations
Standard Federal Bank N.A.        2770721161       Atwood Mobile Products, Inc. Atwood Center
Standard Federal Bank N.A.        2770721021       Kemberly, Inc. d/b/a Awood Mobile Products Elkhart Operations #3
Standard Federal Bank N.A.        2770720973       Atwood Mobile Products, Inc. Salt Lake City Operations
Standard Federal Bank N.A.        2770721013       Creation Windows, Inc. d/b/a Atwood Mobile Products Elkhart Operations #2
Standard Federal Bank N.A.        2770720965       Atwood Mobile Products, Inc. Greenbrier Operations
Standard Federal Bank N.A.        2770720999       Atwood Mobile Products, Inc. La Grange Operations
Standard Federal Bank N.A.        2770721070       Atwood Mobile Products, Inc. West Union Operations
Harris Trust and Savings          1803212          Atwood Mobile Products, Inc.
Harris Trust and Savings          Lockbox 71643    Atwood Mobile Products, Inc.
Harris Trust and Savings          Lockbox 71979    Atwood Mobile Products, Inc.
Harris Trust and Savings          Lockbox 71607    Atwood Mobile Products, Inc.
Harris Trust and Savings          Lockbox 71348    Atwood Mobile Products, Inc.
Harris Trust and Savings          Lockbox 36725    Atwood Mobile Products, Inc.
Harris Trust and Savings          Lockbox 36571    Atwood Mobile Products, Inc.
Harris Trust and Savings          Lockbox 36562    Atwood Mobile Products, Inc.
Harris Trust and Savings          Lockbox 36550    Atwood Mobile Products, Inc.
Harris Trust and Savings          1803238          Atwood Mobile Products, Inc.